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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 1999



                             NAI TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



          NEW YORK                       0-3704                   11-1798773
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)



                               282 NEW YORK AVENUE
                           HUNTINGTON, NEW YORK 11743
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (516) 271-5685


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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On January 25, 1999 the Securities and Exchange Commission declared effective DRS Technologies, Inc.'s Registration Statement on Form S-4 with respect to the issuance, upon effectiveness of the merger of DRS Merger Sub, Inc., a direct wholly-owned subsidiary of DRS Technologies, Inc., with and into NAI Technologies, Inc. (the "Company" or "NAI"), with NAI being the surviving corporation and continuing as a direct wholly-owned subsidiary of DRS, of shares of DRS common stock, par value $0.01 per share, in exchange for shares of NAI common stock, par value $0.10 per share, outstanding at the effective time of the merger, including those shares of NAI common stock issuable upon conversion of at least 90% of the aggregate principal amount of NAI 12% Convertible Subordinated Promissory Notes due 2001 outstanding as of August 26, 1998.

     Reference is made to Amendment No. 2 to Registration Statement on Form S-4 of DRS Technologies, Inc. which is attached hereto as Exhibit 1, which is incorporated herein by reference for all its terms and conditions.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NAI TECHNOLOGIES, INC.


                                       By:   /s/ RICHARD A. SCHNEIDER
                                             ------------------------
                                             Richard A. Schneider
                                     Title:  Executive Vice President
                                                and Chief Financial Officer


Date:  January 29, 1999

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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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     99.1         Amendment No. 2 to Registration Statement on Form S-4 of DRS
                  Technologies, Inc., effective as of January 25, 1999.